SUPPLEMENT DATED OCTOBER 26, 2010
TO PROSPECTUS DATED MAY 1, 2010
FOR
WRL FREEDOM ELITE BUILDER®
WRL FREEDOM ELITE BUIDER II®
WRL FREEDOM ELITE®
WRL FINANCIAL FREEDOM BUILDER®
WRL FORLIFESM
WRL XCELERATORSM
WRL FREEDOM EQUITY PROTECTOR®
TO PROSPECTUS DATED MAY 1, 2004
FOR
WRL FREEDOM ELITE ADVISORSM
Each An Individual Flexible Premium Variable Life Insurance Policy
TO PROSPECTUS DATED MAY 1, 2004
FOR
WRL FREEDOM WEALTH PROTECTORSM
A Joint Survivor Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL Freedom Elite Builder® (and Associates Policy), WRL Freedom Elite Builder II® ,WRL Freedom Elite®, WRL Financial Freedom Builder®, WRL ForLifeSM, WRL XceleratorSM (and WRL Xcelerator Exec and WRL Xcelerator Focus), WRL Freedom Equity Protector®, WRL Freedom Elite Advisor and/or WRL Freedom Wealth ProtectorSM prospectuses.   Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

The following paragraph replaces the last paragraph under the section entitled “The Policy – Ownership Rights” in your prospectus:

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE